MANNING & NAPIER FUND, INC.

Supplement dated May 21, 2013 to the prospectus dated May 1, 2013 for the following

Series:

Strategic Income Conservative Series – Class S and I

Strategic Income Moderate Series – Class S and I

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The second paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Conservative Series is hereby deleted and replaced by the following:

As of March 31, 2013, the Series’ portfolio was allocated among the underlying funds as follows:

Core Bond Series	62.8%
Dividend Focus Series	21.1%
High Yield Bond Series	5.9%
Real Estate Series	10.2%

2.	The second paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Moderate Series is hereby deleted and replaced by the following:

As of March 31, 2013, the Series’ portfolio was allocated among the underlying funds as follows:

Core Bond Series	30.6%
Dividend Focus Series	46.8%
High Yield Bond Series	7.7%
Real Estate Series	14.9%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp SI Pro 05/2013